UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2019

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079

(Former name or address, if changed since last report)

Not Applicable

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01     ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On October 25, 2019, Link Media Holdings, Inc. (“Link”), a wholly-owned subsidiary of Boston Omaha Corporation (“BOC”), which owns and operates BOC’s billboard businesses, entered into a First Amendment to Credit Agreement (the “First Amendment”) with First National Bank of Omaha (the “Lender”). On August 12, 2019, Link entered into a Credit Agreement (the “Credit Agreement”) with the Lender under which Link may borrow up to $40,000,000. The Credit Agreement was filed with the Securities and Exchange Commission on a Form 8-K filed with the Commission on August 13, 2019.

The First Amendment:

●

Modifies the definition of earnings before interest taxes, depreciation and amortization “Consolidated EBITDA”) to clarify that in calculating Consolidated EBITDA, Link may exclude as an expense in such calculation out-of-pocket transaction expenses incurred in connection with the negotiation and documentation of permitted acquisitions, in an aggregate amount not to exceed $500,000 for the four consecutive fiscal quarters of Link then ended (but not more than $200,000 for the fiscal quarter ended September 30, 2019). Consolidated EBITDA is used for the purpose of determining compliance with the financial covenants contained in Section 9.08, 9.09 and 9.10 of the Credit Agreement. Previously, these transaction expenses were treated as an expense for purposes of calculating Consolidated EBITDA.

●

Amends the Credit Agreement to grant the Lender the option to elect that any payment received to cure any shortfall in Consolidated EBITDA to remain in compliance with the applicable Consolidated EBITDA covenant may, at the Lender’s option, be applied as a prepayment against loan principal or treated as a capital contribution. Previously, the Lender was required to treat any such payment as a mandatory prepayment of loan principal.

The foregoing summary of the First Amendment and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the First Amendment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.  Capitalized terms used in this Item 1.01 have the meaning given to such terms in the First Amendment and Credit Agreement, as applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained in Item 1.01 below is hereby incorporated by reference herein.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit

Number                         Exhibit Title

10.1                               First Amendment to Credit Agreement dated October 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant) By: /s/ Joshua P. Weisenburger Joshua P. Weisenburger, Chief Financial Officer

Date: October 29, 2019

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